EXHIBIT INDEX


                                                                 Sequentially
Exhibit No.                        Exhibit                       Number Page

   4(i)      Articles of Incorporation as in effect May 4,1987
             (Exhibit 3(i), Form 10-K for the fiscal year ended
             December 31, 1993, File No. 1-8489, incorporated by reference).

   4(ii)     Bylaws of Dominion Resources, Inc. as in effect
             September 21, 1994 (Exhibit 3(ii), Form 10-K for the fiscal year ended December 31, 1994, File No. 1-8489, incorporated by reference).

   5         Opinion of Baker & Botts, L.L.P. (filed herewith).

  23         Consent of Deloitte & Touche LLP (filed herewith).

  24         Powers of attorney (included herein).